UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2026 (February 3, 2026)

WEBSTER FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-31486	06-1187536
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

200 Elm Street

Stamford, Connecticut 06902

(Address of principal executive offices) (zip code)

(203) 578-2202

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	WBS	New York Stock Exchange
Depositary Shares, each representing a 1/1000th interest in a share of 5.25% Series F Non-Cumulative Perpetual Preferred Stock	WBS-PrF	New York Stock Exchange
Depositary Shares, each representing a 1/40th interest in a share of 6.50% Series G Non-Cumulative Perpetual Preferred Stock	WBS-PrG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On February 3, 2026, Webster Financial Corporation, a Delaware corporation (“Webster”), entered into a Transaction Agreement (the “Transaction Agreement”) with Banco Santander, S.A., a Spanish sociedad anónima (“Banco Santander”), and a wholly owned subsidiary of Webster incorporated in the State of Virginia (the “Webster Subsidiary”).

Transaction Structure

The Transaction Agreement provides that, upon the terms and subject to the conditions set forth therein, Banco Santander will acquire Webster in two steps. First, Webster will merge with and into the Webster Subsidiary (the “Merger”), with the Webster Subsidiary continuing as the surviving corporation in the Merger. Second, immediately following the completion of the Merger, Banco Santander will acquire all outstanding shares of the Webster Subsidiary through a statutory share exchange (the “Share Exchange” and, together with the Merger, the “Transaction”). The Transaction Agreement was unanimously approved by the boards of directors of each of Webster, Banco Santander and the Webster Subsidiary.

Reincorporation Merger. Subject to the terms and conditions of the Transaction Agreement, at the effective time of the Merger (the “Merger Effective Time”), each share of common stock, par value $0.01 per share, of Webster (such shares, collectively, the “Webster Common Stock”) outstanding immediately prior to the Merger Effective Time, other than shares held in treasury, will be converted into the right to receive one share of common stock, par value $0.01 per share, of the Webster Subsidiary (such shares, collectively, the “Subsidiary Common Stock”). In addition, at the Merger Effective Time, each outstanding share (other than shares held in treasury) of (1) 5.25% Non-Cumulative Perpetual Preferred Stock, Series F, par value $0.01 per share, of Webster (the “Webster Series F Preferred Stock”) and (2) 6.50% Non-Cumulative Perpetual Preferred Stock, Series G, par value $0.01 per share, of Webster (the “Webster Series G Preferred Stock” and, together with the Webster Series F Preferred Stock, the “Webster Preferred Stock”) will be converted into the right to receive one share of newly created series of preferred stock of the Webster Subsidiary having substantially the same terms as the Webster Preferred Stock.

Share Exchange. Immediately after the Merger Effective Time (the “Exchange Effective Time”), by virtue of the Share Exchange, each outstanding share of the Subsidiary Common Stock will be exchanged for the right to receive 2.0548 ordinary shares of Banco Santander, of 50 euro-cents nominal value each (“Ordinary Shares”), which may be delivered in the form of American Depositary Receipts representing such ordinary shares (“ADSs”) and $48.75 in cash, without interest (the “Exchange Consideration”).

Treatment of Equity Awards

Subject to the terms and conditions of the Transaction Agreement, no later than four business days prior to the Merger Effective Time, (1) all time-based restricted stock awards of Webster held by non-employee directors, (2) 50% of time-based restricted stock awards of Webster granted prior to February 3, 2026 which are not held by non-employee directors and (3) all performance-based restricted stock awards of Webster will fully vest and become shares of Webster Common Stock, and as of the Merger Effective Time, will be treated as described in the foregoing paragraph. The performance goals for the performance-based restricted stock awards will be deemed satisfied at the greater of target and actual performance (as determined by the compensation committee of the board of directors of Webster prior to the Merger Effective Time in consultation with Banco Santander). In addition, at the Merger Effective Time, (1) the remaining 50% of time-based restricted stock awards of Webster granted prior to February 3, 2026 which are not held by non-employee directors and (2) all time-based restricted stock awards of Webster granted on or after February 3, 2026 which are not held by non-employee directors will be converted to time-based restricted stock awards of the Webster Subsidiary that will, at the Exchange Effective Time, be converted to time-based restricted stock awards of Banco Santander, with the numbers of Ordinary Shares underlying such awards adjusted based on the value of the Exchange Consideration. Each such converted Banco Santander award will otherwise continue to be subject to the same terms and conditions as applied to the corresponding Webster award in effect immediately prior to the Merger Effective Time.

Covenants and Agreements

The Transaction Agreement contains customary representations and warranties of both Webster and Banco Santander, and each party has agreed to customary covenants, including, among others, covenants relating to (1) the conduct of Webster’s business during the interim period between the execution of the Transaction Agreement and the Exchange Effective Time, (2) Webster’s and Banco Santander’s obligations to call a meeting of their shareholders to, in the case of Banco Santander, approve the issuance of Banco Santander Ordinary Shares and corresponding ADSs pursuant to a capital increase by way of in-kind contributions to be subscribed in exchange for the Subsidiary Common Stock acquired by Banco Santander as a result of the Share Exchange, on the terms and conditions set forth in the Transaction Agreement and, in the case of Webster, approve and adopt the Transaction Agreement and the transactions contemplated thereby, and, subject to certain exceptions, for the board of directors of Webster to recommend that its stockholders vote in favor of such approval, and (3) Webster’s non-solicitation obligations relating to alternative acquisition proposals. Webster and Banco Santander have also agreed to use their reasonable best efforts to obtain all necessary permits, consents, approvals and authorizations for consummation of the transactions contemplated by the Transaction Agreement.

Conditions to Closing

The completion of the Transaction is subject to customary conditions, including (1) receipt of the requisite Webster and Banco Santander shareholder approvals, (2) authorization for listing on the New York Stock Exchange of the Banco Santander ADSs, subject to official notice of issuance, (3) receipt of required regulatory approvals, including the approval of the Board of Governors of the Federal Reserve System and the European Central Bank, (4) the effectiveness of the registration statement on Form F-4 for the Banco Santander Ordinary Shares and corresponding ADSs, (5) the filing of an exemption document or prospectus with the National Securities Market Commission of Spain, (6) Banco Santander’s receipt of a required report from an independent expert under Spanish law validating the valuation of the Subsidiary Common Stock, (7) the grant of a deed of capital increase before a Spanish public notary, and (8) the absence of any order, injunction, decree or other legal restraint preventing the completion of Transaction or any of the other transactions contemplated by the Transaction Agreement or making the completion of the Transaction or any of the other transactions contemplated by the Transaction Agreement illegal. Each party’s obligation to complete the Merger is also subject to certain additional customary conditions, including subject to certain exceptions, the accuracy of the representations and warranties of the other party and performance in all material respects by the other party of its obligations under the Transaction Agreement.

Termination

The Transaction Agreement provides certain termination rights for both Webster and Banco Santander and further provides that a termination fee of $489,000,000 will be payable by Webster in the event of a termination of the Transaction Agreement under certain circumstances relating to alternative acquisition proposals and a change of the Webster Board of Directors’ recommendation that Webster stockholders adopt and approve the Transaction Agreement and the Transaction.

Other Considerations

The representations, warranties and covenants of each party set forth in the Transaction Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, the Transaction Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Transaction Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (1) will not survive consummation of the Transaction and (2) were made only as of the date of the Transaction Agreement or such other date as is specified in the Transaction Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Transaction Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Transaction Agreement is included with this filing only to provide investors with information regarding the terms of the Transaction Agreement, and not to provide investors with any other factual information regarding Webster, Banco Santander, their respective affiliates or their respective businesses. The Transaction Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Webster, Banco Santander, their respective affiliates or their respective businesses, the Transaction Agreement and the Transaction that will be contained in, or incorporated by reference into, the Registration Statement on Form F-4 that will include a proxy statement of Webster and Banco Santander and a prospectus of Banco Santander, as well as in the Annual Reports on Form 10-K, Annual Reports on Form 20-F, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings that each of Banco Santander and Webster makes, as applicable, with the Securities and Exchange Commission (the “SEC”).

The foregoing description of the Transaction Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Transaction Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

2.1*	Transaction Agreement, dated as of February 3, 2026, by and among Webster Financial Corporation, Banco Santander, S.A. and Webster Virginia Corporation.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the SEC upon request; provided, however, that the parties may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any document so furnished.

NO OFFER OR SOLICITATION

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”). No investment activity should be undertaken on the basis of the information contained in this communication. By making this communication available, no advice or recommendation is being given to buy, sell or otherwise deal in any securities or investments whatsoever.

FORWARD-LOOKING STATEMENTS

This communication contains statements that constitute “forward-looking statements” within the meaning of, and subject to the protections of, Section 27A of the Securities Act, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “achieve,” “anticipate,” “assume,” “believe,” “could,” “deliver,” “drive,” “enhance,” “estimate,” “expect,” “focus,” “future,” “goal,” “grow,” “guidance,” “intend,” “may,” “might,” “plan,” “position,” “potential,” “predict,” “project,” “opportunity,” “outlook,” “should,” “strategy,” “target,” “trajectory,” “trend,” “will,” “would,” and other similar words and expressions or the negative of such terms or other comparable terminology. Forward-looking statements include, but are not limited to, statements about our business strategy, goals and objectives, projected financial and operating results, including outlook for future growth, and future common share dividends, common share repurchases and other uses of capital. These statements are not historical facts, but instead represent our beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of our control. As forward-looking statements involve significant risk and uncertainties, readers are cautioned not to place undue reliance on such statements.

Webster’s and Banco Santander’s actual results, financial condition and achievements may differ materially from those indicated in these forward-looking statements. Important factors that could cause Webster’s and Banco Santander’s actual results, financial condition and achievements to differ materially from those indicated in such forward-looking statements include, in addition to those set forth in Webster’s and Banco Santander’s filings with the SEC: (1) the risk that the cost savings, synergies and other benefits from the Transaction may not be fully realized or may take longer than anticipated to be realized, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Webster and Banco Santander operate; (2) the failure of the closing conditions in the Transaction agreement by and among Webster, Banco Santander and a wholly owned subsidiary of Webster providing for the Transaction to be satisfied, or any unexpected delay in closing the Transaction or the occurrence of any event, change or other circumstances that could delay the Transaction or could give rise to the termination of the Transaction agreement; (3) the outcome of any legal or regulatory proceedings or governmental inquiries or investigations that may be currently pending or later instituted against Webster, Banco Santander or the combined company; (4) the possibility that the Transaction does not close when expected or at all because required regulatory, stockholder or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed Transaction); (5) disruption to the parties’ businesses as a result of the announcement and pendency of the Transaction; (6) the costs associated with the anticipated length of time of the pendency of the Transaction, including the restrictions contained in the definitive Transaction agreement on the ability of Webster to operate its business outside the ordinary course during the pendency of the Transaction; (7) risks related to management and oversight of the expanded business and operations of the combined company following the closing of the proposed Transaction; (8) the risk that the integration of Webster’s operations with Banco Santander’s will be materially delayed or will be more costly or difficult than expected or that the parties are otherwise unable to successfully integrate each party’s businesses into the other’s businesses; (9) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (10) reputational risk and potential adverse reactions of Webster’s or Banco Santander’s customers, employees, vendors, contractors or other business partners, including those resulting from the announcement or completion of the Transaction; (11) the dilution caused by Banco Santander’s issuance of additional ordinary shares and corresponding American depositary shares, each representing the right to receive one of its ordinary shares (“ADSs”) in connection with the Transaction; (12) the possibility that any announcements relating to the Transaction could have adverse effects on the market price of Webster’s common stock and Banco Santander’s ordinary shares and ADSs; (13) a material adverse change in the condition of Webster or Banco Santander; (14) the extent to which Webster’s or Banco Santander’s businesses perform consistent with management’s expectations; (15) Webster’s and Banco Santander’s ability to take advantage of growth opportunities and implement targeted initiatives in the timeframe and on the terms currently expected; (16) the inability to sustain revenue and earnings growth; (17) the execution and efficacy of recent strategic investments; (18) the impact of macroeconomic factors, such as changes in general economic conditions and monetary and fiscal policy, particularly on interest rates; (19) changes in customer behavior; (20) unfavorable developments concerning credit quality; (21) declines in the businesses or industries of Webster’s or Banco Santander’s customers; (22) the possibility that the combined company is subject to additional regulatory requirements as a result of the proposed Transaction or expansion of the combined company’s business operations following the proposed Transaction; (23) general competitive, political and market conditions and other factors that may affect future returns of Webster and Banco Santander including changes in asset quality and credit risk; (24) security risks, including cybersecurity and data privacy risks, and capital markets; (25) inflation; (26) the impact, extent and timing of technological changes; (27) capital management activities; (28) competitive product and pricing pressures; (29) the outcomes of legal and regulatory proceedings and related financial services industry matters; and (30) compliance with regulatory requirements. Any forward-looking statement made in this communication is based solely on information currently available to us and speaks only as of the date on which it is made.

Webster and Banco Santander undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise, except to the extent required by law. These and other important factors, including those discussed under “Risk Factors” in Webster’s Annual Report on Form 10-K for the year ended December 31, 2024 (available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0000801337/000080133725000004/wbs-20241231.htm) and in Banco Santander’s Annual Report on Form 20-F for the year ended December 31, 2024 (available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0000891478/000089147825000054/san-20241231.htm), as well as Webster’s and Banco Santander’s subsequent filings with the SEC, may cause actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. The forward-looking statements herein are made only as of the date they were first issued, and unless otherwise required by applicable securities laws, Webster and Banco Santander disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

ADDITIONAL INFORMATION ABOUT THE TRANSACTION AND WHERE TO FIND IT

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM F-4 AND THE PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM F-4 WHEN THEY BECOME AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE REGISTRATION STATEMENT ON FORM F-4 AND THE PROXY STATEMENT/PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING WEBSTER, BANCO SANTANDER, THE TRANSACTION AND RELATED MATTERS.

Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by Webster or Banco Santander through the website maintained by the SEC at https://www.sec.gov or by contacting the investor relations department of Webster or Banco Santander at:

Webster Financial Corporation	Banco Santander, S.A.
200 Elm Street	Ciudad Grupo Santander
Stamford, Connecticut 06902 Attention: Investor Relations eharmon@websterbank.com	28660 Boadilla del Monte Spain Attention: Investor Relations investor@gruposantander.com
(212) 309-7646	+34 912899239

PARTICIPANTS IN THE SOLICITATION

Webster, Banco Santander and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Webster in connection with the Transaction under the rules of the SEC. Information regarding the directors and executive officers of Webster and Banco Santander is set forth in (i) Webster’s definitive proxy statement for its 2025 Annual Meeting of Stockholders, including under the headings entitled “Director Nominees”, “Director Independence”, “Non-Employee Director Compensation and Stock Ownership Guidelines”, “Compensation and Human Resources Committee Interlocks and Insider Participation”, “Executive Compensation”, “2024 Pay Versus Performance” and “Security Ownership of Certain Beneficial Owners and Management”, which was filed with the SEC on April 11, 2025 and is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000801337/000080133725000015/wbs-20250411.htm, and (ii) Banco Santander’s Annual Report on Form 20-F for the year ending December 31, 2024, including under the headings entitled “Directors and Senior Management”, “Compensation”, “Share Ownership” and “Majority Shareholders and Related Party Transactions”, which was filed with the SEC on February 28, 2025 and is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000891478/000089147825000054/san-20241231.htm. To the extent holdings of each of Webster’s or Banco Santander’s securities by its directors or executive officers have changed since the amounts set forth in Webster’s definitive proxy statement for its 2025 Annual Meeting of Stockholders and in Banco Santander’s Annual Report on Form 20-F for the year ending December 31, 2024, such changes have been or will be reflected on Webster’s Statements of Change in Ownership on Form 4 filed with the SEC and on Banco Santander’s Annual Report on Form 20-F for the year ending December 31, 2025.

Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive proxy statement/prospectus of Webster and Banco Santander and other relevant materials to be filed with the SEC when they become available. You may obtain free copies of these documents through the website maintained by the SEC at https://www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEBSTER FINANCIAL CORPORATION

Date: February 6, 2026	/s/ Neal Holland
Neal Holland
Senior Executive Vice President and Chief Financial Officer